Fiscal 2022 Second Quarter Earnings Conference Call /////// February 1, 2022 Exhibit 99.3

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our ability to achieve fiscal 2022 guidance and multi-year compound annual growth targets for total net revenue, adjusted EBITDA and adjusted EPS, our continued ability to address the evolving healthcare trends in supply chain, staffing, technology-enablement and artificial intelligence, the impact of a shift to enterprise-level analytics agreements and our ability to replace converted SaaS-based revenue from existing members, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, the impact of our subsidiary reorganization on our expected effective income tax rate, the payment of dividends at current levels, or at all, the timing and number of shares repurchased under our share repurchase program, the statements under the heading “Fiscal 2022 Guidance” and the key assumptions underlying fiscal 2022 guidance, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2021 and Form 10-Q for the quarter ended December 31, 2021, expected to be filed with the SEC shortly after the date of this presentation, and also available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Overview Michael J. Alkire President and Chief Executive Officer Financial and Operational Review Craig McKasson Chief Administrative and Chief Financial Officer

Executive Summary Advancing strategy to achieve long-term growth goals Fiscal 2Q22 performance in line with company’s expectations Reflects focus on operational execution and growth in underlying businesses Updated fiscal 2022 guidance* *See “Fiscal 2022 Guidance” on page 8 and “Forward-looking Statements and Non-GAAP Financial Measures” on page 1 for details. Continue to generate strong free cash flow and maintain flexible balance sheet Returning capital to stockholders through share repurchases and cash dividends Remain committed to achieving multi-year CAGR targets, adjusted for impact of COVID-19 pandemic, of mid-to-high single digits for total net revenue, adjusted EBITDA and adjusted EPS*

Well-Positioned for Evolving Healthcare Trends Increased focus on better managing staff and optimizing labor productivity Artificial intelligence will continue to make major inroads in healthcare 2 1 3 4 Continued focus on creating more geographically diverse and transparent healthcare supply chain Further technology-enablement to address manual processes and other inefficiencies

Progress in Advancing Adjacent Markets Growth Strategies New partnership leveraging Contigo Health’s third-party administrator (TPA) services Applied Sciences Partnering with multiple life science organizations to help expedite time to market for important therapies New partnership to offer additional AI-based solutions within PINC AI’s broader set of capabilities

Fiscal 2Q22 Financial Highlights Performance Services segment net revenue increased 15% to $107.7 million Supply Chain Services segment net revenue decreased 18% to $271.5 million; products revenue decreased 38% given the impact of the COVID-19 pandemic; net administrative fees revenue increased 3% Adjusted EBITDA* increased 14% to $142.0 million Adjusted net income* increased 13% to $90.0 million Adjusted earnings per share* increased 12% to $0.73 Total net revenue decreased 10% to $379.2 million given the impact of the COVID-19 pandemic on a quarter over quarter basis GAAP net income of $77.2 million, or $0.62 per fully diluted share *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents. (Compared with fiscal 2021 second quarter)

Strong Financial Position with Flexible Balance Sheet Cash flow from operations of $197.5 million Free cash flow* of $107.1 million Cash and cash equivalents of $86.2 million Outstanding borrowings of $125.0 million on $1.0 billion, five-year unsecured, revolving credit facility Balanced approach to capital deployment priorities *See free cash flow reconciliation to GAAP equivalent in Appendix. (As of December 31, 2021) Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Repurchased $176.0 million in Class A common stock and paid quarterly dividends to stockholders totaling $49.0 million during the first half of fiscal 2022 Board of Directors declared quarterly cash dividend of $0.20 per share payable on March 15, 2022, to stockholders of record as of March 1, 2022

Fiscal 2022 Guidance *Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Use of Forward-Looking Non-GAAP Measures" on slide 9 for additional explanation. Guidance Metric Fiscal 2022 Guidance Range (as of February 1, 2022) Fiscal 2022 Guidance Range (as of November 2, 2021) Segment Net Revenue: Supply Chain Services Performance Services $1.0 billion to $1.02 billion $395 million to $420 million $925 million to $1.01 billion $395 million to $420 million Total Net Revenue $1.40 billion to $1.44 billion $1.32 billion to $1.43 billion Adjusted EBITDA* $483 million to $500 million $483 million to $500 million Adjusted EPS* $2.45 to $2.55 $2.56 to $2.66 Fiscal 2022 guidance assumes realization of the following key assumptions: Net administrative fees revenue of $580 million to $600 million (previously: $570 million to $590 million) Direct sourcing products revenue of $370 million to $390 million (previously: $350 million to $390 million) Net revenue available under contract that represents approximately 86% to 93% of the fiscal 2022 guidance range (as provided on August 17, 2021) Capital expenditures of $90 million to $95 million (previously: $100 million to $110 million) Effective income tax rate in the range of 24% to 26% (previously: 21%) Free cash flow approximating 35% to 50% of adjusted EBITDA Per-share guidance does not include the impact of share repurchases under the previously authorized $250 million share repurchase program made after December 31, 2021 Does not include the effect of any potential future significant acquisitions

Use of Forward-looking Non-GAAP Financial Measures The company does not believe it can meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items may, from time to time, include strategic and acquisition related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments are not currently determinable but may be significant.

Appendix

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations